UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2005

_______________

IMPERIAL INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-7190	65-0854631
Commission File No.)	(IRS Employer Identification No.)

1259 Northwest 21st Street

Pompano Beach, Florida 33069

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (954) 917-7665

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b) )

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c) )

Item 8.01 Other Events.

On September 1, 2005, Imperial Industries, Inc. (the “Company”) issued a Press Release announcing the findings of a preliminary assessment of the physical condition of all its facilities following the devastating effect of Hurricane Katrina. It was reported that of the Company’s major distribution facilities, only the Gulfport, Mississippi distribution facility suffered any hurricane damage.

Item 9.01 Financial Statements and Exhibits.

(c )

Exhibits.

Exhibit No.

Description

99.1

Press Release issued by Imperial Industries, Inc. dated September 1, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Imperial Industries, Inc.

By:	/s/ HOWARD L. EHLER, JR.
Howard L. Ehler, Jr.
Principal Executive Officer/
Chief Financial Officer

Dated:   September 1, 2005

INDEX TO EXHIBITS

Exhibit No.

Description

     99.1

Press Release issued by Imperial Industries, Inc. dated September 1, 2005